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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 5, 2002




                              STEEL DYNAMICS, INC.

             (Exact name of registrant as specified in its charter)




            Indiana                   0-21719                 35-1929476
(State or other jurisdiction of   (Commission File  (IRS Employer Identification
incorporation or organization)         Number)                   No.)



         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

              (Address of principal executive officers) (Zip Code)


        Registrant's telephone number, including area code: 260-459-3553


          (Former name or former address, if changed since last report)
                                 Not Applicable



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ITEM 5. OTHER EVENTS.

On February 5, 2002, the Registrant issued a press release announcing its results for the quarter and for the full year ended December 31, 2001. The title and the first paragraph, as well as the first paragraph under the caption "Fourth Quarter Highlights," which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

     99.1 Press Release dated February 5, 2002


ITEM 9. REGULATION FD DISCLOSURE.

Except for the portions specifically identified in Item 5 hereof as filed and incorporated herein, the balance of the text of the Press Release appearing in
Exhibit 99.1 hereto, including the supplementary information attached to the Press Release, is not filed but is furnished pursuant to Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   STEEL DYNAMICS, INC.



Date:  February 5, 2002                            By: /s/ Tracy L. Shellabarger
                                                   -----------------------------
                                                           Tracy L. Shellabarger
                                                           Title:  Secretary





                                INDEX TO EXHIBITS

Exhibit Description

        99.1    Press Release dated February 5, 2002






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